Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of November 5th, 2023, by and among Hilton Grand Vacations Inc., a Delaware corporation (“Parent”), and Alan B. Levan (the “Key Stockholder” and, collectively with Parent, the “Parties” and each a “Party”).

RECITALS

A. Simultaneously with the execution of this Agreement, Bluegreen Vacations Holding Corporation, a Florida corporation (the “Company”), Parent, and Heat Merger Sub, Inc., a Florida corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (the “Merger Agreement”, as the same may be amended, supplemented, restated or otherwise modified from time to time) that, among other matters, provides for (i) the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly-owned subsidiary of Parent (sometimes referred to in such capacity as the “Surviving Company”).

B. The Key Stockholder agrees to enter into this Agreement with respect to all Class A Shares and Class B Shares of the Company (such shares, collectively, the “Shares”) (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Shares) that the Key Stockholder or any entity or trust listed on Schedule A hereto (the “Covered Entities”) owns, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record as of the date hereof, and any additional Shares (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Shares) that the Key Stockholder or Covered Entity may acquire beneficially (as defined in Rule 13d-3 under the Exchange Act) or record ownership of after the date hereof (collectively, the “Covered Shares”).

C. As of the date hereof, the Key Stockholder, owns beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record, and has either sole or shared voting power over, the Covered Shares set forth on Schedule A hereto.

D. Parent, Merger Sub and the Company desire that the Key Stockholder agrees, and the Key Stockholder is willing to agree, on the terms and conditions and subject to the limitations set forth herein, to vote, or cause to be voted, all of the Covered Shares owned (beneficially or of record) by the Key Stockholder in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, and not to Transfer (as defined below), or cause to be Transferred, any of the Covered Shares owned (beneficially or of record) by the Key Stockholder in violation of this Agreement.

E. As a condition and inducement to each of Parent and Merger Sub’s willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, the Parties are entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1.

“Expiration Time” shall mean the earliest to occur of (a) the Effective Time; (b) nine months from the date of this Agreement, (c) the time this Agreement is terminated upon the mutual written agreement of Parent and the Key Stockholder, and (d) the date on which the Company Board takes a Fundamental Action in connection with a Superior Proposal in accordance with Section 5.4(d) of the Merger Agreement.

“Transfer” shall mean: (a) any direct or indirect sale, assignment, encumbrance, gift, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise, including as a result of death, disability or incapacity), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any sale, assignment, encumbrance, gift, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Covered Shares (excluding, for the avoidance of doubt, entry into this Agreement or the Merger Agreement); (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy, corporate representative appointment or power of attorney (or other consent or authorization) with respect to such Covered Shares (other than the grant of proxy in accordance with Section 3.3), in each case, that is inconsistent with the provisions of this Agreement; or (c) any agreement or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b).

Section 2. Agreement to Retain the Covered Shares.

Section 2.1 No Transfer and Encumbrance of Covered Shares. Hereafter until the Expiration Time, the Key Stockholder agrees not to Transfer, or permit to be Transferred, any Covered Shares, other than with the prior written consent of Parent. Notwithstanding the foregoing or anything to the contrary contained herein, Covered Shares may be Transferred (i) in connection with the surrender thereof to the Company in satisfaction of applicable tax withholding obligations relating to the vesting of Company Restricted Stock Awards, and (ii) for estate planning or philanthropic purposes so long as the transferee agrees in a signed writing to be bound by the provisions of this Agreement with respect to such Shares.

Section 2.2 Update of Beneficial Ownership Information. Promptly following the acquisition of any Covered Shares by the Key Stockholder or a Covered Entity, the Key Stockholder will send to Parent a written notice setting forth the number of Covered Shares acquired (beneficially or of record) and the name of the acquiror.

Section 2.3 Involuntary Transfers. If any involuntary Transfer of Covered Shares shall occur (including, but not limited to, as a result of death, disability or incapacity or otherwise by operation of law), this Agreement shall not be deemed to be breached but rather the personal representative or transferee (including any transferees and subsequent transferees of the initial transferee) shall take and hold such Covered Shares subject to all of the terms of this Agreement applicable to the Key Stockholder.

Section 2.4 Stock Dividends, etc. If, between the date of this Agreement and the Expiration Time, the issued and outstanding Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, the terms “Shares” and “Covered Shares” shall be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction.

Section 3. Agreement to Consent and Approve.

Section 3.1 Hereafter until the Expiration Time, the Key Stockholder agrees that at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval of Company stockholders by written consent with respect to any of the following matters, the Key Stockholder shall, or shall cause the applicable Covered Entity to (including by delivering to the Secretary of the Company a duly executed proxy card), vote the Covered Shares owned (beneficially or of record) by the Key Stockholder or such Covered Entity (a) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement and (b) against (i) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger not being satisfied, (ii) any Acquisition Proposal or any related proposal in furtherance thereof, and (iii) any proposal or action that would reasonably be expected to materially delay, materially postpone or materially adversely affect consummation of the Merger and the other transactions contemplated by the Merger Agreement. Any written consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of such consent. The Key Stockholder agrees not to exercise or perfect (or cause to be exercised or perfected), and hereby irrevocably and unconditionally waives, on his behalf and on behalf of the Covered Entities, any statutory rights to demand appraisal of any Covered Shares owned (beneficially or of record) by the Key Stockholder or the Covered Entities that may arise in connection with the Merger or the Merger Agreement and the other transactions contemplated by the Merger Agreement. The Key Stockholder agrees, on his behalf and on behalf of the Covered Entities, that neither the Key Stockholder nor any Covered Entity shall commence or join in, or knowingly facilitate, assist or encourage, and the Key Stockholder agrees to take and cause each Covered Entity to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, or any of their respective Affiliates, successors or directors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, including any claim (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (y) alleging any breach of any fiduciary duty of the Company’s board of directors in connection with the negotiation, execution and delivery of the Merger Agreement or the consummation of the transactions contemplated thereby, including the Merger.

Section 3.2 At any meeting of the stockholders of the Company held prior to the Expiration Time, the Key Stockholder shall, or shall cause the applicable Covered Entity to, appear at such meeting or otherwise cause the Covered Shares owned (beneficially or of record) by the Key Stockholder or the Covered Entities to be counted as present thereat for the purposes of establishing a quorum (including by delivering to the Secretary of the Company a duly executed proxy card).

Section 3.3

(a) In the event of the death or incapacity of the Key Stockholder, the Key Stockholder hereby irrevocably (until the Expiration Time) grants to, and appoints, Jarett S. Levan as the Key Stockholder’s proxy and attorney-in-fact, for and in the name, place and stead of the Key Stockholder, to vote, or cause to be voted by the Covered Entities, the Covered Shares, or grant a written consent or approval in respect of the Covered Shares owned (beneficially or of record) by the Key Stockholder or the Covered Entities in a manner consistent with Section 3.1 and Section 3.2. The Key Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3.3 is given in connection with the execution of the Merger Agreement and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of the Key Stockholder under this Agreement. The Key Stockholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. The Key Stockholder hereby ratifies and confirms all that such irrevocable proxy and attorney may lawfully do or cause to be done by virtue hereof. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of this Agreement.

(b) By consenting to this Agreement on the signature page hereto, Jarett S. Levan hereby agrees that, in the event of the death or incapacity of the Key Stockholder, Jarett S. Levan shall, as the Key Stockholder’s proxy and attorney-in-fact, for and in the name, place and stead of the Key Stockholder, vote, or cause to be voted, the Covered Shares, or grant a written consent or approval in respect of the Covered Shares owned (beneficially or of record) by the Key Stockholder or the Covered Entities in a manner consistent with Section 3.1 and Section 3.2.

Section 4. No-Activism. For a period of one year from and after the Effective Time, the Key Stockholder shall not, directly or indirectly, engage in any stockholder activism with respect to Parent adverse to the Parent’s Board of Directors.

Section 5. No Solicitation. The Key Stockholder agrees to (and to cause the Covered Entities and use his reasonable best efforts to cause his and their respective Representatives to) comply with the obligations applicable to the Representatives of the Company pursuant to Section 5.4(a) of the Merger Agreement as if the Key Stockholder was a party thereto.

Section 6. Non-Disparagement. Neither Party shall, directly or indirectly, make any public statement, whether by way of a social media posting, press release, interview, or otherwise, that is negative, derogatory, or defamatory to the Key Stockholder, the Company, the Surviving Company or Parent, and their respective affiliates, directors, officers or employees, or of the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, this provision shall not restrict any truthful statements required to be made pursuant to any Law or to any court, governmental authority, regulatory agency, self-regulatory organization, or subpoena (including by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process), including in any legal proceeding or other Action.

Section 7. Representations and Warranties of the Key Stockholder. The Key Stockholder hereby represents and warrants to Parent as follows:

Section 7.1 Authority. The Key Stockholder has the legal capacity to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by the Key Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of the Key Stockholder enforceable against the Key Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 7.2 Ownership of the Covered Shares. As of the date hereof, (a) the Key Stockholder is the beneficial (as defined in Rule 13d-3 under the Exchange Act) or record owner of all Shares (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Shares) listed on Schedule A. Other than as listed on Schedule A and shares of the Company’s Class A Common Stock and Class B Common Stock held, directly or indirectly, by John E. Abdo, Jarett S. Levan, Seth M. Wise and the Key Stockholder’s spouse which may be deemed to be beneficially owned by the Key Stockholder as described in the Company SEC Documents, as of the date hereof, the Key Stockholder is not the beneficial (as defined in Rule 13d-3 under the Exchange Act) or record owner of any Shares (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Shares). All the Covered Shares are beneficially owned by the Key Stockholder, free and clear of any and all Liens, other than those created by this Agreement and those under applicable Securities Laws, shareholder agreements described in the Company SEC Documents (which such shareholder agreements do not conflict with this Agreement in any material respect) and, in respect of Covered Shares subject to unvested Company Restricted Stock Awards, the Company Plan and award agreements pursuant to which they were granted, (b) such Covered Shares are fully paid up, and (c) the Key Stockholder has voting and dispositive power over all of the Covered Shares, subject to restrictions created by this Agreement and those under applicable Securities Laws, shareholder agreements described in the Company SEC Documents (which such shareholder agreements do not conflict with this Agreement in any material respect) and, in respect of Covered Shares subject to unvested Company Restricted Stock Awards, the Company Plan and award agreements pursuant to which they were granted. As of the date hereof, neither the Key Stockholder nor any Covered Entity has entered into any agreement to Transfer such Covered Shares.

Section 7.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by the Key Stockholder does not, and the performance by the Key Stockholder of his obligations under this Agreement and the compliance by the Key Stockholder with any provisions hereof do not and will not: (i) conflict with or violate any Laws applicable to the Key Stockholder or any Covered Entity, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Key Stockholder or any Covered Entity is a party or by which the Key Stockholder or any Covered Entity is bound, except, in the case of clauses (i) and (ii), for any of the foregoing that, individually or in the aggregate, would not reasonably be expected to materially impair or materially adversely affect the ability of the Key Stockholder to perform his obligations hereunder or to consummate the transactions contemplated hereby.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to the Key Stockholder or any Covered Entity in connection with the execution and delivery of this Agreement or the consummation by the Key Stockholder of the transactions contemplated hereby, except for filings under, or compliance with, the applicable requirements of the Securities Act, the Exchange Act or any other federal Securities Laws and the rules and regulations promulgated thereunder.

Section 7.4 Litigation. There is no legal action pending against or, to the knowledge of the Key Stockholder, threatened against or affecting the Key Stockholder or any Covered Entity that would reasonably be expected to materially impair or materially adversely affect the ability of the Key Stockholder to perform his obligations hereunder or to consummate the transactions contemplated hereby.

Section 7.5 Proxy. The proxy referenced in Section 3.3 will have the effect of the Covered Shares being voted in compliance with this Agreement.

Section 8. Representations and Warranties of Parent. Parent hereby represents and warrants to the Key Stockholder as follows:

Section 8.1 Authority. Parent has the corporate power, authority and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other corporate action on the part of Parent is required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Key Stockholder, constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 8.2 No Conflict; Consents.

(a) The execution and delivery of this Agreement by Parent does not, and the performance by Parent of the obligations under this Agreement and the compliance by Parent with any provisions hereof do not and will not conflict with or violate any Laws applicable to, or organizational documents of, Parent.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except filings under, or compliance with, the applicable requirements of the Securities Act, the Exchange Act or any other federal Securities Laws and the rules and regulations promulgated thereunder.

Section 8.3 Litigation. There is no legal action pending against or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to materially impair or materially adversely affect the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

Section 9. Termination.

Section 9.1 This Agreement shall terminate and shall have no further force or effect as of the earliest to occur of (a) the Expiration Time and (b) the Key Stockholder and Covered Entities no longer holding any Covered Shares (so long as such Covered Shares were disposed of in compliance with the terms of this Agreement).

Section 9.2 Notwithstanding Section 9.1, termination of this Agreement shall not prevent any Party hereunder from seeking any remedies (at law or in equity) against any other Party hereto for such Party’s breach of any of the terms of this Agreement prior to such termination. The provisions in this Section 9.2 and Section 13 hereof shall survive the termination of this Agreement.

Section 10. Capacity as a Stockholder. The Key Stockholder is entering into this Agreement solely in his capacity as the record holder or beneficial owner of the Covered Shares and not in the Key Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall in any way restrict or require the Key Stockholder (or any other officer or director of the Company or any of its Affiliates or BBX Capital, Inc.) from taking any actions (or failing to take any actions) in his or her capacity as a director or officer of the Company or its Affiliates or BBX Capital, Inc., including in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of the Company or its Affiliates or BBX Capital, Inc.

Section 11. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Key Stockholder or the applicable Covered Entity, as the case may be, and Parent shall have no authority to direct the Key Stockholder or any Covered Entity in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

Section 12. Termination of Existing Controlled Affiliate Arrangements. Prior to the Closing, the Key Stockholder shall take, and shall cause the Covered Entities and his and their respective controlled affiliates (other than BBX Capital, Inc.) to take, all actions necessary to terminate, effective not later than the Effective Time, without payment and without any further right of any Person thereunder all Contracts to which the Key Stockholder, a Covered Entity or his or their respective applicable controlled affiliate (other than BBX Capital, Inc.) is a party with respect to the Company or any of its Subsidiaries (collectively, the “Terminated Agreements”) in a manner such that none of the Company, the Surviving Company, Parent or any of their respective Subsidiaries has any liability or obligation at or following the Effective Time pursuant thereto; provided, however, that the foregoing shall not be deemed to terminate or release any right of the Key Stockholder to the accelerated equity and cash compensation, severance and other payments to which he is entitled as contemplated by the Merger Agreement and the Company Disclosure Letter. Prior to the Closing, the Key Stockholder shall provide to Parent evidence of such termination reasonably acceptable to Parent.

Section 13. Reliance. The Key Stockholder understands and acknowledges that each of Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Key Stockholder’s execution, delivery and performance of this Agreement, and the Key Stockholder expressly acknowledges and agrees that the execution of the Merger Agreement, the consummation of the transactions contemplated thereby, including the Merger, and the delivery of the applicable portion of the Merger Consideration to which the Key Stockholder is entitled pursuant to and subject to the terms of the Merger Agreement constitutes good and valid consideration for the agreements contained herein and that, assuming due authorization, execution and delivery of this Agreement by Parent, this Agreement shall be fully binding on and enforceable against the Key Stockholder in accordance with its terms.

Section 14. General Provisions.

Section 14.1 Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the Parties, each acting reasonably and in good faith shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 14.2 Assignment; Successors. Except as otherwise provided in Section 2, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part, by either of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Party and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any assignment in violation of this Section 14.2 shall be void. In the event of the death of the Key Stockholder, their estate or other successor, as applicable, shall assume and be bound by all the rights and obligations of the Key Stockholder provided for in this Agreement. This assumption shall be automatic and immediate upon such death, and the terms and conditions of this Agreement shall attach to and be inseparable from the Covered Shares, and shall survive any Transfer (including via inheritance) of the Covered Shares arising in connection with such death.

Section 14.3 Amendments or Supplement. Subject to applicable Law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement signed by each of the Parties. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each of the parties in interest at the time of the amendment.

Section 14.4 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of Parent and the Key Stockholder shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 14.5 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given in the manner described in Section 8.2 of the Merger Agreement, addressed as follows: (a) if to Parent, to the address or email address set forth in Section 8.2 of the Merger Agreement; and (b) if to the Key Stockholder, to the attention of the Key Stockholder at the address of the Company set forth in Section 8.2 of the Merger Agreement (with a copy to Company counsel as set forth in Section 8.2 of the Merger Agreement), or, in each case, to such other address or email address as such party may hereafter specify for such purpose by notice to each other party hereto.

Section 14.6 Submission to Jurisdiction. Each of the Parties hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery lacks jurisdiction over a particular matter, the other state or federal courts in the State of Delaware), and any appellate court from any thereof, in any Action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such Actions shall be heard and determined in such Delaware Court of Chancery (or, only if the Delaware Court of Chancery lacks jurisdiction over a particular matter, the other state or federal courts in the State of Delaware), (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) in the Delaware Court of Chancery or federal courts in the State of Delaware, (iii) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such court and (iv) agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the Parties agrees that service of process, summons, notice or document by registered mail addressed to it at the applicable address in Section 8.2 of the Merger Agreement shall be effective service of process for any Action brought in any such court or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.

Section 14.7 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.8 Entire Agreement. This Agreement, together with the Merger Agreement, contains the entire understanding of the Parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the Parties with respect to such subject matter.

Section 14.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument.

Section 14.10 Interpretation. The headings contained in this Agreement or in any Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 14.11 No Agreement Until Executed. Irrespective of negotiations among the Parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the Parties unless and until this Agreement is executed and delivered by all Parties.

Section 14.12 Legal Representation. This Agreement was negotiated by the Parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

Section 14.13 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 14.14 Documentation and Information. The Key Stockholder, on his behalf and on behalf of the Covered Entities, consents to and hereby authorizes the Company, Parent and Merger Sub to publish and disclose in all documents and schedules required by applicable Law to be filed with the SEC or any other Governmental Entity in connection with the Merger and any other transactions contemplated by the Merger Agreement (including on Schedule 13D), the Key Stockholder’s and each Covered Entity’s identity and ownership of the

Covered Shares, the existence of this Agreement and the nature of the Key Stockholder’s commitments and obligations under this Agreement, and the Key Stockholder acknowledges that the Company, Parent and Merger Sub may, if required by applicable Law, file this Agreement or a form hereof with the SEC or any other Governmental Entity. The Key Stockholder agrees to promptly give Parent any relevant information in his possession that Parent may reasonably require relating to the Key Stockholder or the Covered Entities for the preparation of any such required disclosure documents, and the Key Stockholder agrees to promptly notify Parent of any required corrections with respect to any such written information supplied by him specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. The Company, Parent (including any Subsidiary thereof) and Merger Sub shall be permitted, upon mutual agreement of the Company and Parent, to disclose in any press release in connection with the Merger and any other transactions contemplated by the Merger Agreement the existence of this Agreement and the nature of the Key Stockholder’s voting obligations under this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT

Hilton Grand Vacations Inc., a Delaware corporation

By:	/s/ Mark Wang

Name:	Mark Wang
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

KEY STOCKHOLDER

/s/ Alan B. Levan
Alan B. Levan

CONSENT OF PROXY

Consented to by the undersigned solely for purposes of Section 3.3(b).

/s/ Jarett S. Levan
Jarett S. Levan

Schedule A

Covered Entities and Shares

	Class A Common Stock	Class B Common Stock
Alan B. Levan	729,137	864,426
Susie and Alan B. Levan Family Foundation	78,700	—
Levan Children’s Trust	7,344	—
Levan BFC Stock Partners, LP	—	336,915
Levan Partners LLC	986,197	141,577